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                      PROSPECTUS SUPPLEMENT -- MAY 1, 2010

FUND (PROSPECTUS EFFECTIVE DATE)                                 MATERIAL NUMBER
Seligman Growth Fund (March 1, 2010)                                SL-9908-99 A

On May 1, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, the Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. In connection with the Columbia Transaction, the Fund's portfolio manager has been changed. This change results in modification to the investment process used for the Fund. The foregoing changes are reflected in the revised Principal Investment Strategies of the Fund, Fund Management, and Fund Management and Compensation sections of the Fund's prospectus, as set forth below.

Effective May 1, 2010, the following changes are hereby made to the Fund's prospectus:

The portfolio manager named under the caption "Fund Management" in the Summary of the Fund section is superseded and replaced as follows:

PORTFOLIO MANAGER   TITLE               MANAGED FUND SINCE
-----------------   -----               ------------------
John T. Wilson      Portfolio Manager   May 2010
Peter Deininger     Portfolio Manager   May 2010

The description of the portfolio managers responsible for the Fund's day-to-day portfolio management, as described under the caption "Fund Management and Compensation - Investment Manager" in the More Information about the Fund section is superseded and replaced as follows:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

John T. Wilson, CFA, Portfolio Manager

-    Managed the Fund since May 2010.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since July 2005. Prior to July 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May 1996 to July 2005.

Peter Deininger, Portfolio Manager

-    Managed the Fund since May 2010.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since October 2002.

The information under the caption "Principal Investment Strategies of the Fund" in the Summary of the Fund section is hereby superseded and replaced with the following information:

Generally, the Fund invests primarily in the common stock of large U.S. companies, selected for their growth prospects. The investment manager chooses common stocks for the Fund through fundamental analysis, considering both qualitative and quantitative factors, including company fundamentals, strength of management, market earnings expectations, potential for improvement in operations, valuations relative to projected earnings growth and potential for above-average growth. The Fund may invest up to 25% of its net assets in foreign investments. The investment manager may actively and frequently trade securities in the Fund's portfolio to carry out its principal strategies.

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The information under the caption "Principal Investment Strategies of the Fund"
in the More Information about the Fund section is hereby superseded and replaced with the following information:

Generally, the Fund invests primarily in the common stock of large U.S. companies, selected for their growth prospects. The Fund may invest up to 25% of its net assets in foreign investments.

The investment manager chooses common stocks for the Fund through fundamental analysis, considering both qualitative and quantitative factors. In selecting individual securities for investment, the investment manager then looks to identify large companies that it believes display certain characteristics, including but not limited to, one or more of the following:

-    Strong or improving company fundamentals;

-    Strong management;

- Market earnings expectations are at or below the investment manger's estimates;

- Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings);

- Low valuations relative to projected earnings growth rates (i.e., low price/earnings ratio); and/or

-    Potential for above-average growth.

The Fund will generally sell a stock when:

- The investment manager believes that the company fundamentals have deteriorated;

- The company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued); and/or

-    The investment manager's price target has been met.

The investment manager may actively and frequently trade securities in the Fund's portfolio to carry out its principal strategies.

The information under the caption "Principal Risks of Investing in the Fund" in the Summary of the Fund section and in the More Information about the Fund section is hereby revised to include the following:

PORTFOLIO TURNOVER RISK. The investment manager may actively and frequently trade securities in the Fund's portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

                                                               SL-9908-7 A (5/10